UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment to Elective Deferral Plan

On December 19, 2007, Wachovia Corporation (“Wachovia”) adopted an amendment and restatement of the Wachovia Corporation Elective Deferral Plan (the “Deferral Plan”). Certain executive officers of Wachovia are eligible to participate in the Deferral Plan and its purpose is to allow participants to defer receipt of portions of their salary and/or annual incentive payments into investment accounts.

The amendment and restatement to the Deferral Plan provides for (1) a change in the minimum percentage of base salary and incentive compensation that may be deferred by a participant during any plan year, (2) a make-up for any lost matching contribution opportunity under the Wachovia Savings Plan as a result of a participant’s deferrals during any plan year (up to the applicable company match limit), (3) a make-up for reduced employee and interest contributions under the Wachovia Pension Plan as a result of a participant’s deferrals during any plan year, (4) the addition of a five-year annual installment distribution election option, (5) and certain technical amendments in compliance with Internal Revenue Code Section 409A and implementing regulations (the “409A Rules”). This summary of the material terms of the amendment to the Deferral Plan is qualified in its entirety by reference to that amendment, a copy of which is filed as Exhibit (10)(a) to this Report and incorporated herein by reference.

Amendment to Savings Restoration Plan

On December 19, 2007, Wachovia adopted an amendment to the Wachovia Corporation Savings Restoration Plan (the “Savings Restoration Plan”). Certain executive officers of Wachovia participate in the Savings Restoration Plan and its purpose is to restore the benefits that are lost as a result of the contribution limitations imposed by the Internal Revenue Service on 401(k) plans, such as the Wachovia Savings Plan.

The amendment to the Savings Restoration Plan freezes new participation in, and any future deferrals of compensation under, that plan effective as of December 31, 2007. Existing participants’ deferral accounts will continue to reflect any gains or losses according to the applicable investments to which participants can choose to allocate the balances in their accounts. This summary of the material terms of the amendment to the Savings Restoration Plan is qualified in its entirety by reference to that amendment, a copy of which is filed as Exhibit (10)(b) to this Report and incorporated herein by reference.

Amendment to Legacy First Union Benefit Restoration Plan

On December 19, 2007, Wachovia adopted an amendment to the Legacy First Union Benefit Restoration Plan (the “Benefit Restoration Plan”). Certain executive officers of Wachovia participate in the Benefit Restoration Plan and its purpose is to restore benefits that were lost as a result of legal limits imposed by the Internal Revenue Service that applied to the Legacy First Union Corporation Pension Plan and Trust.

The amendment to the Benefit Restoration Plan freezes future benefit accruals under that plan effective as of December 31, 2007 and reflects the form of payment elections made by plan participants on or before December 31, 2006 for benefits payable in 2007 and later years in accordance with certain transition relief provided by the Internal Revenue Service for compliance with the 409A Rules. This summary of the material terms of the amendment to the Benefit Restoration Plan is qualified in its entirety by reference to that amendment, a copy of which is filed as Exhibit (10)(c) to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

(10)(a)	Amended and Restated Wachovia Corporation Elective Deferral Plan (as amended and restated effective January 1, 2008)

(10)(b)	Amendment 2007-1 to the Wachovia Corporation Savings Restoration Plan (as amended and restated on January 1, 2002)

(10)(c)	Amendment 2007-1 to the Legacy First Union Corporation Benefit Restoration Plan (as amended and restated April 20, 1999)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: December 20, 2007	By:	/s/ Ross E. Jeffries, Jr.
	Name:	Ross E. Jeffries, Jr.
	Title:	Senior Vice President

Exhibit Index

Exhibit No.	Description
(10)(a)	Amended and Restated Wachovia Corporation Elective Deferral Plan (as amended and restated effective January 1, 2008)

(10)(b)	Amendment 2007-1 to the Wachovia Corporation Savings Restoration Plan (as amended and restated on January 1, 2002)

(10)(c)	Amendment 2007-1 to the Legacy First Union Corporation Benefit Restoration Plan (as amended and restated April 20, 1999)